Exhibit 99.1

Metagenomi Announces Corporate Name Change to Metagenomi Therapeutics, Inc. and Highlights Recent Business Milestones and 2026 Corporate Outlook

New name reflects the Company’s strategic evolution focused on later-stage preclinical assets leveraging its most advanced, signature gene-editing capabilities

Pre-IND meeting held in 4Q 2025 following MGX-001 preclinical data demonstrating curative FVIII activity in non-human primates (NHPs); MGX-001 on track for IND/CTA submissions in 4Q 2026

Cash runway anticipated through 4Q 2027

EMERYVILLE, Calif., January 12, 2025 (GLOBE NEWSWIRE) – Metagenomi Therapeutics, Inc. (Nasdaq: MGX) (the “Company”), an in vivo genome editing company capitalizing on its proprietary technologies to create curative genetic medicines for patients, today announced that it has completed its corporate name change to Metagenomi Therapeutics, Inc. to reflect the Company’s strategic evolution focused on driving forward the Company’s lead program in hemophilia A and other compelling programs and technologies that have the highest probability of near-term success. The Company also provided a summary of milestones achieved across its therapeutic development programs and technology platforms in 2025 as well as anticipated milestones in 2026.

“I am excited by the direction we are headed as we enter 2026, led by MGX-001, our wholly owned hemophilia A program. MGX-001 recently demonstrated curative factor VIII (FVIII) activity in non-human primates with clear dose-dependent activity and no identifiable off-target editing, representing a therapy with best-in-class treatment potential,” said Jian Irish, Ph.D., M.B.A., President and Chief Executive Officer of the Company. “The study informs our anticipated clinical dose regimen and based on recent regulatory engagement, we feel well positioned to file our IND/CTA submissions before year end 2026 and initiate a first-in-human study in 2027. The recent steps we took to strategically reprioritize our pipeline provide us a strengthened balance sheet with runway anticipated into the fourth quarter of 2027. Looking ahead, our new corporate name represents our focus and commitment to delivering curative genetic medicines to patients and accelerating development of these medicines by strategically deploying our most advanced, proprietary technologies built on our foundational science of metagenomics.”

Recent Pipeline Advancement and Corporate Updates

MGX-001 - Hemophilia A Program:

2025 Achievements

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New preclinical data from MGX-001 hemophilia A program demonstrated curative FVIII activity in NHPs and informed a clinical dose regimen strategy for a therapy with best-in-class treatment potential supporting advancement into clinical development.
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Achieved durable FVIII activity in an early NHP study over the approximately 19-month study duration using a cynomolgus surrogate FVIII gene (cFVIII).
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Demonstrated no identifiable off-target editing in a series of orthogonal assays employed to discover and validate potential off-target sites.
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Completed a pre-IND meeting for MGX-001 in 4Q 2025 and based on feedback remains on track to advance MGX-001 into clinical development.

2026 Anticipated Milestones

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Submit IND/CTA in 4Q 2026 to advance MGX-001 into first-in-human studies in 2027.

Secreted Protein Deficiencies

2025 Achievements

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Demonstrated in vivo proof-of-concept in NHPs for Antithrombin (AT-III) Deficiency evidencing the potential to expand the MGX-001 site-specific genome integration system into additional curative therapies for secreted protein disorders.
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The Company is evaluating optimal additional applications of the MGX-001 system, including AT-III and other secreted protein deficiencies, as it advances MGX-001 in hemophilia A toward proof-of-concept in humans.

Cardiometabolic Programs:

2025 Achievements

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Presented preclinical data supporting APOC3 as a new collaboration target with Ionis Pharmaceuticals (“Ionis”) at the Nature Conference, “Cracking the Code: Nucleic Acid Medicines Coming of Age”
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APOC3 is a part of Wave 1 of the Ionis collaboration, which includes four targets in significant cardiometabolic indications.

Corporate Highlights

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Completed a strategic pipeline prioritization to focus on the advancement of the Company’s leading in vivo therapeutics including the MGX-001 program in hemophilia A, other secreted protein disorders leveraging the MGX-001 approach, and cardiometabolic indications in collaboration with Ionis.
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In conjunction with the strategic evolution, the Company appointed Jian Irish, Ph.D., M.B.A., as Chief Executive Officer. Based on a revised capital allocation strategy, the Company extended its anticipated cash runway into 4Q 2027.

About Metagenomi Therapeutics, Inc.

Metagenomi Therapeutics, Inc. is an in vivo genome editing company capitalizing on its proprietary technologies to create curative genetic medicines for patients. The Company was founded on the science of metagenomics, the study of genetic materials recovered from the natural environment, to discover and develop a suite of novel editing tools potentially capable of correcting any type of genetic mutation found anywhere in the human genome. The Company focuses on high value programs in disease indications with well-understood biology and clearly defined clinical development and regulatory pathways. Going forward, the Company intends to continue to expand its pipeline by leveraging its proprietary genetic editing capabilities in site specific deletion, integration and correction.

MGX-001, the Company’s lead, wholly-owned development program in hemophilia A, has demonstrated a preclinical profile potentially competitive with best-in-class treatment options, including targeted genome editing and durable gene expression in a one-time treatment. MGX-001 is designed to provide curative, life-long protection from bleeding events and joint damage in adults and children with hemophilia A. The Company is also currently pursuing other secreted protein deficiencies leveraging the MGX-001 site-specific genome integration system and partnered assets targeting cardiometabolic diseases. For more information, please visit https://metagenomi.co.

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. Such statements, which are often indicated by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “goal,” “intend,” “look forward to,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions include, but are not limited to, any statements relating to our product development programs, including the timing of and our ability to conduct IND-enabling studies and make regulatory filings such as INDs, expectations regarding MGX-001 including the preclinical profile being potentially competitive with best-in-class treatment options and timing to submit the IND/CTA package, statements regarding the Company’s plans to prioritize its preclinical pipeline and potential for value creation and sustainable growth, statements regarding upcoming milestones including the nomination of development candidates, statements concerning the potential of therapies and product candidates, statements concerning the impact of the organizational restructuring, statements concerning our anticipated cash runway, and any other statements that are not historical facts. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition, and stock value. Factors that could cause actual results to differ materially from those currently anticipated include: risks relating to our growth strategy; our ability to obtain, perform under, and maintain financing and strategic agreements and relationships; risks relating to the results of research and development activities; risks relating to the timing of IND submissions and starting and completing clinical trials; uncertainties relating to preclinical and clinical testing; our dependence on third party suppliers; our ability to attract, integrate and retain key personnel; the early stage of products under development; our need for substantial additional funds; government regulation and the current regulatory environment; patent and intellectual property matters; competition; the volatility of capital markets and other adverse macroeconomic factors; as well as other risks described in “Risk Factors,” in our most recent Form 10-K and other risk factors set forth from time to time in our filings with the Securities and Exchange Commission made pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Investor Contact:

Stephen Jasper

Gilmartin Group

stephen@gilmartinir.com